HIT AT A GLANCE

•	A $6.4 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	35-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

TOTAL RETURNS
As of June 30, 2019

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its performance relative to the benchmark.

•	High credit quality multifamily securities can make the HIT a lower risk investment than many other fixed-income vehicles.

•	Can complement riskier investments in diversified portfolios.

•	Good source of potential diversification due to concentration in multifamily securities (over 70% of portfolio) and lack of corporate bonds.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

PORTFOLIO DISTRIBUTION

As of June 30, 2019

RISK COMPARISON

As of June 30, 2019

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	95.9%	72.2%
A & Below	0.0%	24.4%
Yield
Current Yield	3.23%	3.08%
Interest Rate Risk
Effective Duration	5.55	5.92
Convexity	0.08	0.13
Call Risk
Call Protected	79%	73%
Not Call Protected	21%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

ECONOMIC IMPACT OF INVESTMENTS*
(1984-present)

523 projects
$30.6 billion in total economic benefits
$12.1 billion in personal income including wages and benefits, with $6.0 billion for construction workers
171.1 million hours of on-site union construction work created
183,554 total jobs generated across communities
115,223 housing and healthcare units nationwide, with 67% affordable housing
$3.8 billion in tax revenues ($1.3 billion state/local and $2.5 billion federal)

LABOR POLICIES: BEST IN CLASS

•	Documentation—100% union requirement laid out in loan documents, signed by General Contractor and Developer.

•	Monitoring and Enforcement—Labor Relations Director ensures compliance and solves issues that may arise.

•	Measurement—work hours measured and reported for every project.

PROJECT PROFILE:
BASSETT CREEK APARTMENTS (MINNEAPOLIS, MN)

•	$37.6 million new construction project

•	Six-story project will create 139 units of housing

•	HIT investment $33.6 million

•	Creating an estimated 344,690 hours of union construction work (173 jobs)*

PROJECT PROFILE:
BETANCES SENIOR APARTMENTS (BRONX, NY)

•  $98 million new construction project

•  Eight-story project will create 152 units of housing exclusively reserved for seniors with incomes up to 50% of the Area Median Income

•  HIT investment of $52.0 million tax-exempt bonds issued by the New York City Housing Development Corporation (HDC)

•  Creating an estimated 633,290 hours of union construction work (317 jobs)*

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com